UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 7, 2017

VALVOLINE INC.
(Exact name of registrant as specified in its charter)

Kentucky	001-37884	30-0939371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Valvoline Way
Lexington, KY 40509
(Address of Principal Executive Offices)

(859) 357-7777
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01.	Regulation FD Disclosure.

On September 7, 2017, beginning at 8:50 a.m. ET, Chief Executive Officer Sam Mitchell, Chief Financial Officer Mary Meixelsperger and Quick Lubes President Tony Puckett of Valvoline Inc. (“Valvoline”) are scheduled to give a presentation of Valvoline’s business, including a deeper review of its Valvoline Instant Oil Change (“VIOC”) retail growth strategy, at Goldman Sachs 24th Annual Retailing Conference in New York City.  The presentation slides, including Regulation G reconciliations, are being furnished as Exhibit 99.1 to this Current Report on Form 8-K.  A live audio webcast of the presentation is scheduled to begin at 8:50 a.m. ET and can be accessed at http://investors.valvoline.com, where a replay of the webcast will also be available.

The information contained in this report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Statements contained in the exhibit to this report by Valvoline or management that state the expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act and the Exchange Act.  It is important to note that Valvoline’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that Valvoline has filed with the U.S. Securities and Exchange Commission (the “Commission”).

Valvoline undertakes no duty or obligation to publicly update or revise the information contained in this report, although Valvoline may do so from time to time as management believes is warranted.  Any such updating may be made through the filing of other reports or documents with the Commission through press releases or through other public disclosure.

Item 8.01.	Other Events.

On September 7, 2017, Valvoline issued a news release announcing that it has entered into a definitive agreement to acquire the business assets related to 56 quick-lube stores from Henley Bluewater LLC.  Valvoline also announced that it has signed eight new development agreements with seven of its largest VIOC franchisees for the addition of more than 160 stores by 2023.  A copy of the news release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.1	Presentation slides, published by Valvoline, dated September 7, 2017.
99.2	News Release dated September 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALVOLINE INC.

Dated: September 7, 2017	By:	/s/ Julie M. O’Daniel
Julie M. O’Daniel
Senior Vice President, General Counsel
& Corporate Secretary

EXHIBIT INDEX

99.1	Presentation slides, published by Valvoline, dated September 7, 2017.
99.2	News Release dated September 7, 2017.